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                                                             Exhibit 24


                               POWER OF ATTORNEY


     We, the undersigned officers and directors of American Classic Voyages, Inc. (the "Company"), hereby appoint Philip C. Calian as our true and lawful attorney, with the full power of substitution, to sign for us and in our names with respect to the Registration Statement on Form S-8 pertaining to the offering of common stock of the Company under the American Classic Voyages, Inc. 1992 Stock Option Plan, and any and all amendments to the Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1993, as amended, and all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our attorney to the Registration Statements and any and all amendments thereto, including post-effective amendments.



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

      SIGNATURE                   TITLE                 DATE
      --------------              --------------------  -----------------
                                  Chief Executive
                 /s/              Officer and Director  December 23, 1997
      ------------------------
      Philip C. Calian

                                  Chief Accounting
                 /s/              Officer               December 23, 1997
      -----------------------
      O. Ivy Wu


                 /s/              Director              December 23, 1997
      -----------------------
      Samuel Zell


                 /s/              Director              December 23, 1997
      ------------------------
      Sheli Z. Rosenberg


                 /s/              Director              December 30, 1997
      ------------------------
      Arthur A. Greenberg


                 /s/              Director              December 23, 1997
      -----------------------
      Ann Lurie


                 /s/              Director              January 3, 1998
      -----------------------
      Jerry R. Jacob


                 /s/              Director              December 23, 1997
      ------------------------
      Joseph P. Sullivan
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